Exhibit 99.2
Thursday 27 October 2022 THIRD QUARTER 2022 RESULTS Ali Dibadj Chief Executive Officer Roger Thompson Chief Financial Officer

Q3 2022 RESULTS

- Long-term investment performance remains solid
- AUM decreased 8% due to markets, FX, and net outflows
- US GAAP diluted EPS of US$0.65 and adjusted diluted EPS of US$0.61
- Declared US$0.39 per share dividend

Key metrics – Q3 2022 vs Q2 2022

	Q3 2022	Q2 2022
3-year investment outperformance[1]	64%	60%
Net flows	US$(5.8)bn	US$(7.8)bn
Total AUM	US$274.6bn	US$299.7bn
US GAAP diluted EPS[2]	US$0.65	US$0.57
Adjusted diluted EPS[3]	US$0.61	US$0.63
Dividend per share	US$0.39	US$0.39

[1] Represents percentage of AUM outperforming the relevant benchmark. Full performance disclosures detailed in the appendix on slide 32.
[2] See the US GAAP Statement of Income on slide 37 for detail on the revision to Q2 2022 diluted EPS on a GAAP basis.
[3] See adjusted financial measures reconciliation on slides 38 and 39 for additional information.

Janus Henderson GROUP PLC

2

3 Note: Full performance disclosures detailed in the appendix on slides 32 and 33. The top two Morningstar quartiles represent funds in the top half of their category based on total return. The top quartile r ep resents those in the top 25%. Refer to slide 33 for the percent of funds in the top 2 quartiles for all periods and description and quantity of funds included in the analysi s; refer to slides 34 to 36 for distribution across first and second quartiles. Past performance is no guarantee of future results. INVESTMENT PERFORMANCE % of mutual fund AUM in top 2 Morningstar quartiles As at 30 Sep 22 % of AUM outperforming benchmark As at 30 Sep 22 ▪ Top Morningstar quartile mutual fund AUM of 40% and 52% on a 3 - and 5 - year basis, respectively, as at 30 September 2022 Long - term investment performance remains solid Capability 1 - year 3 - year 5 - year 10 - year Equities 61% 38% 71% 90% Fixed Income 36% 61% 76% 85% Multi - Asset 96% 92% 92% 96% Alternatives 89% 95% 67% 100% Total 66% 53% 76% 91% Capability 1 - year 3 - year 5 - year 10 - year Equities 42% 50% 51% 64% Fixed Income 43% 76% 89% 90% Multi - Asset 94% 96% 96% 99% Alternatives 29% 100% 100% 100% Total 50% 64% 67% 75%

4 14.5 22.9 20.5 18.2 15.9 19.2 17.7 16.4 11.4 (17.3) (20.6) (21.7) (19.4) (16.7) (20.2) (23.9) (24.2) (17.2) (2.8) 2.3 (1.2) (1.2) (0.8) (1.0) (6.2) (7.8) (5.8) Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Total flows (US$bn) Redemptions Sales Net sales / (redemptions) 19% 29% 23% 20% 16% 20% 18% 18% 15% Annualised gross sales ² Annualised gross redemptions ² QUARTERLY FLOWS 1 Lower gross sales and redemptions in retail reflect market uncertainty (23%) (26%) (24%) (21%) (17%) (21%) (25%) (27%) (23%) 1 Net flows across all time periods exclude Intech, the sale of which was completed 31 March 2022. 2 Annualised gross sales and redemption rates calculated as a percentage of beginning period AUM.

5 2.4 4.2 3.1 6.5 3.0 (3.9) (4.3) (6.8) (7.7) (5.6) (1.5) (0.1) (3.6) (1.2) (2.6) Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 12.8 14.0 14.0 9.5 8.1 (11.6) (14.1) (15.6) (15.2) (10.6) 1.2 (0.1) (1.7) (5.7) (2.5) Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 0.7 1.0 0.6 0.4 0.3 (1.2) (1.7) (1.5) (1.3) (1.0) (0.6) (0.8) (0.9) (0.9) (0.7) Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Intermediary (US$bn) FLOWS BY CLIENT TYPE 1 Redemptions Sales Net sales / (redemptions) Institutional (US$bn) 10% 19% 14% 32% 17% 25% 27% 27% 19% 20% 3% 4% 3% 2% 2% (17%) (19%) (30%) (38%) (32%) (22%) (27%) (30%) (31%) (26%) (6%) (8%) (7%) (7%) (6%) Annualised gross redemptions ² Annualised gross sales ² Self - Directed (US$bn) Lower gross sales and redemptions in retail reflect market uncertainty Note: Numbers may not cast due to rounding. 1 Net flows across all time periods exclude Intech, the sale of which was completed 31 March 2022. 2 Annualised gross sales and redemption rates calculated as a percentage of beginning period AUM.

6 4.8 4.4 1.5 0.7 (8.9) (5.6) (1.7) (1.0) (4.1) (1.2) (0.2) (0.3) Equities Fixed Income Multi-Asset Alternatives Annualised gross sales¹ Redemptions Sales Net sales / (redemptions) 11% 27% 13% 23% Annualised gross redemptions¹ (20%) (34%) (15%) (34%) Q3 2022 flows by capability (US$bn) 1 Annualised gross sales and redemption rates calculated as a percentage of beginning period AUM. FLOWS BY CAPABILITY Net outflows across all capabilities primarily driven by market uncertainty and short - term underperformance in key strategies

7 US GAAP FINANCIAL RESULTS Note: See US GAAP Statement of Income on slide 37 for detail, including detail on the revision to Q2 2022 diluted EPS on a GAAP basis. (US$m, except per share data or as noted) Q3 2022 Q2 2022 Change Q3 2022 vs Q2 2022 Q3 2021 Change Q3 2022 vs Q3 2021 Revenue Management fees 426.2 453.6 (6%) 564.5 (24%) Performance fees (13.2) (3.4) nm 0.6 nm Shareowner servicing fees 54.0 56.3 (4%) 67.6 (20%) Other revenue 45.9 49.0 (6%) 54.7 (16%) Total revenue 512.9 555.5 (8%) 687.4 (25%) Operating expenses Employee compensation and benefits 142.5 145.0 (2%) 166.2 (14%) Long-term incentive plans 41.1 40.7 1% 35.0 17% Distribution expenses 118.7 127.8 (7%) 142.1 (16%) Investment administration 12.5 10.3 21% 13.0 (4%) Marketing 5.6 7.8 (28%) 7.5 (25%) General, administrative and occupancy 64.7 72.3 (11%) 65.5 (1%) Depreciation and amortisation 7.1 7.7 (8%) 9.8 (28%) Total operating expenses 392.2 411.6 (5%) 439.1 (11%) Operating income 120.7 143.9 (16%) 248.3 (51%) Operating margin 23.5% 25.9% (2.4ppt) 36.1% (12.6ppt) Diluted EPS (in US$) 0.65 0.57 14% 1.14 (43%)

ADJUSTED FINANCIAL RESULTS

(US$m, except per share data or as noted)	Q3 2022	Q2 2022	Change Q3 2022 vs Q2 2022	Q3 2021	Change Q3 2022 vs Q3 2021
Revenue					
Management fees	380.2	402.7	(6%)	511.5	(26%)
Performance fees	(13.2)	(3.4)	nm	0.6	nm
Shareowner servicing fees	10.3	9.4	10%	12.2	(16%)
Other revenue	16.9	19.0	(11%)	21.0	(20%)
Total adjusted revenue	**394.2**	**427.7**	**(8%)**	**545.3**	**(28%)**
Operating expenses					
Employee compensation and benefits	142.5	145.0	(2%)	166.2	(14%)
Long-term incentive plans	38.7	37.1	4%	35.1	10%
Investment administration	12.5	10.3	21%	13.0	(4%)
Marketing	5.6	7.8	(28%)	7.5	(25%)
General, administrative and occupancy	63.0	71.2	(12%)	62.6	1%
Depreciation and amortisation	6.5	7.0	(7%)	7.9	(18%)
Total adjusted operating expenses	**268.8**	**278.4**	**(3%)**	**292.3**	**(8%)**
Adjusted operating income	**125.4**	**149.3**	**(16%)**	**253.0**	**(50%)**
Adjusted operating margin	**31.8%**	**34.9%**	**(3.1ppt)**	**46.4%**	**(14.6ppt)**
Adjusted diluted EPS (US$)	**0.61**	**0.63**	**(3%)**	**1.16**	**(47%)**
Adjusted compensation ratio	**46.0%**	**42.6%**	**3.4ppt**	**36.9%**	**9.1ppt**
Average AUM (US$bn)	**305.0**	**328.5**	**(7%)**	**431.9**	**(29%)**
Average net[1] mgmt fee margin (bps)	**49.5**	**49.2**	**0.3**	**50.4**	**(0.9)**

Note: See adjusted financial measures reconciliation on slides 38 and 39 for additional information.

[1] Net margin is based on management fees net of distribution expenses and excludes Intech. Including Intech, average net mgmt. fee margin for Q3 2021 was 47.0bps.

Janus Henderson GROUP PLC

8

9 Q3 2022 ADJUSTED FINANCIAL HIGHLIGHTS Adjusted Revenue ▪ Decline from Q2 2022 adjusted revenue driven primarily by lower average AUM and performance fees ▪ At current investment performance, estimated aggregate performance fee range for full - year 2022 is US$(38)m to US$(42)m Adjusted Expenses ▪ Lower operating expenses driven by lower compensation, marketing and G&A expenses ▪ Refined full - year 2022 expense expectations ▪ Adjusted compensation ratio range of 44 - 45% ▪ Adjusted non - compensation annual growth of low - single digits ▪ Statutory tax rate of 23 - 25% Adjusted Operating Income & Adjusted Diluted EPS ▪ Decline in operating income from Q2 2022 primarily due to lower average assets affecting both revenue and expenses ▪ Decline in adjusted diluted EPS from Q2 2022 primarily due to lower operating income partially offset by investment gains

10 COST DISCIPLINE AND ‘FUEL FOR GROWTH’ Maintaining expense discipline whilst investing for growth ▪ We have maintained a high degree of financial operating leverage with continuous cost discipline, balanced with strategic investments in our business ▪ We have performed an extensive review of our expense model and are actioning US$40m to US$45m in gross ‘Fuel for Growth’ cost efficiencies ▪ We expect to realise approximately one third of gross run - rate efficiencies in Q4 2022 and the remaining gross run - rate efficiencies by the end of 2023 ▪ Gross efficiencies will come from an equal split between compensation and non - compensation expenses ▪ Non - recurring implementation charges associated with delivering gross cost efficiencies are expected to be in the range of US$30m to US$35m ▪ The gross cost efficiencies will be offset by investments in our business and infrastructure to fuel growth; however, the timing may not happen concurrently, and thus quarterly margin progression may not be linear

11 CAPITAL RESOURCES Strong liquidity position ▪ Cash and investment securities 1 totalled US$1,370m compared to outstanding debt of US$308m ▪ Decrease in investments primarily due to lower global markets ▪ Board declared a dividend of US$0.39 per share to be paid on 23 November to shareholders on record at the close of business on 7 November Balance sheet profile – carrying value 30 Jun 22 vs. 30 Sep 22 (US$m) Investment securities¹ Cash and cash equivalents¹ 2025 maturity 30 Sep 22 30 Jun 22 1 Cash and cash equivalents exclude cash associated with consolidated VIEs and VREs, and investment securities exclude non - control ling interests. 847.6 1,017.6 393.2 352.7 1,240.8 1,370.3 308.9 308.2 Cash and investments Debt Cash and investments Debt

STRATEGY UPDATE

13 STRATEGY UPDATE Last earnings call, we started talking strategy

14 Since then, a team of senior leaders from around the firm have identified and prioritised strategic opportunities 15 prioritised Advanced 25 to be profiled and evaluated Clustered into 50 distinct opportunities 200 ideas captured <10 planned execution STRATEGY UPDATE

15 STRATEGY UPDATE We brought the client voice purposefully into our process I 1. Higher client expectations for differentiated products 2. Greater client service desires 3. Faster client growth outside traditional markets 4. Formation of new asset classes 5. Technological change Opportunity 1 ✓ ✓ Opportunity 2 ✓ ✓ ✓ Opportunity 3 ✓ ✓ Opportunity 4 ✓ ✓ Opportunity 5 ✓ ✓ Additional Opportunities… Illustrative

16 STRATEGY UPDATE Opportunities were evaluated along two dimensions: Right to Win and Future Client/Industry Importance Low High Low High Future Client/Industry Importance Janus Henderson Right to Win Illustrative Opportunity Opportunity Opportunity Opportunity Opportunity Opportunity Opportunity Opportunity Opportunity

EXPANDING ADDRESSABLE MARKET

We operate in large markets and are strategically expanding into large asset categories to increase addressable assets

Illustrative


TAM:
~US$40tn
JHG:
US$275bn
TAM:
~US$80tn+
JHG
Current State
Future State
(Now + Future
Initiatives)

Note: 'TAM' is 'Total Addressable Market'.

Sources: BCG Global Asset Management Market Sizing 2022; BCG Global Asset Management Benchmarking 2022; Strategic Insight; P&I; ICI; Preqin; HFR; INREV; BCG analysis; and JHG analysis and estimates.

Janus Henderson GROUP PLC

17

18 EARLY STRATEGIC FRAMEWORK We built upon the early strategic framework outlined on last earnings call Protect & Grow o ur core businesses Amplify strengths not fully leveraged Diversify where clients give us the right to win ▪ Janus Henderson US mutual fund sales are <1% of industry gross sales… ▪ …and we have good performing but smaller strategies that could take market share ▪ Our research, portfolio management, and client service strengths can be amplified with adjacent products, channels, geographies, and vehicles ▪ We have capability white spaces where our clients are seeking solutions from us ▪ New capabilities can open new client types

19 PROTECT AND GROW: Reinvesting in US Intermediary US Intermediary is our largest client segment; the market is highly competitive but one of the fastest growing Protect & Grow o ur core businesses Amplify strengths not fully leveraged Diversify where clients give us the right to win ▪ Over a third of firmwide assets with attractive fees and contribution margin ▪ Client relationships and current market share support positive net revenue growth ▪ 285 professionals with traditional mutual funds, subadvised assets, ETFs, SMAs, CITs, and VITs ▪ Strong fundamental active management needed in investor portfolios ▪ Repositioning to fast growing market segments ▪ Expanding product and vehicles ▪ Better brand alignment with market and strategy ▪ Leveraging existing data for business development ▪ Improving execution - enhancing organisation structure, aligning of incentives, and defining KPIs Protect and grow US Intermediary… …by investing in

20 1Q16 1Q17 1Q18 1Q19 1Q20 1Q21 1Q22 AMPLIFY: New product expansion We have utilised successful product and investment teams to target addressable markets with growth potential Protect & Grow our core businesses Diversify where clients give us the right to win Amplify strengths not fully leveraged Strategy Launches and Product Extensions AUM progression since 2016 US$18bn Q3 2022 ▪ Over 80 combined new strategy launches and product extensions (existing strategies in new vehicles and/or domiciles) since 2016 ▪ Approximately half of the strategy launches happened in the last three years, and successful strategies will be amplified ▪ Client - led growth areas of focus: higher fee and value - add strategies include multi - asset solutions, liquid alternatives, ESG, and differentiated equity and fixed income products 2016 2017 2018 2019 2020 2021 2022

21 DIVERSIFY: History of growing from M&A Bolt - on acquisitions and team lift - outs have played a key role in strategic product development Amplify strengths not fully leveraged Protect & Grow our core businesses Diversify where clients give us the right to win ▪ We are actively looking at opportunities in targeted areas to fill gaps in our current line - up and expand into new areas in which clients want to work with us (e.g., private credit and insurance) 2014 2015 2016 2017 2018 2019 2020 2021 3Q22 US$23bn Q3 2022 JHG AUM Added From Bolt - ons and Lift - outs Post - deal AUM progression since 2014 EMD 2022

22 EARLY WINS Success will not happen overnight, but energy is continuing to build, and some early wins are appearing ▪ Early success in EMD with US$500m of AUM anticipated by year end ▪ Activity levels and client engagement is increasing ▪ Q3 2022 client interaction in US Intermediary increased more than 25% compared to the same period last year ▪ Positive consultant engagement is expanding across key strategies with consultant meetings up 33% compared to 2021 and consultant - advised inflows at 2x the rate of last year’s levels ▪ We rank second in year - to - date US active ETF fixed income inflows, with US$1.2bn in positive net flows ▪ Board changes are bringing renewed energy, new insights, and varied expertise ▪ Identified cost savings will provide the ‘Fuel for Growth’ to allow us to invest in the business, which should improve our growth trajectory over time

23 SUMMARY We believe our strategy will lead to organic revenue growth over time Historical JHG Future JHG Organic Growth Protect & Grow o ur core businesses Amplify strengths not fully leveraged Diversify where clients give us the right to win Time Illustrative

Q&A

APPENDIX

26 ASSETS UNDER MANAGEMENT AUM as at 30 September 2022: US$274.6bn 59% 21% 16% 4% Equities Fixed Income Multi-Asset Alternatives 55% 23% 22% Intermediary Institutional Self-Directed 59% 30% 11% North America EMEA & LatAm Asia Pacific By client type By capability By client location US$161.8bn US$58.5bn US$43.8bn US$10.5bn US$152.0bn US$61.9bn US$60.7bn US$161.5bn US$82.3bn US$30.8bn

27 INVESTMENT MANAGEMENT CAPABILITIES Diversified product range Equities US$161.8bn AUM 30 Sep 22 US$274.6bn Fixed Income US$58.5bn Multi - Asset US$43.8bn Self - Directed Intermediary Intermediary Institutional Institutional Alternatives US$10.5bn Intermediary Equities ▪ Wide range of equity strategies encompassing different geographic focuses and investment styles Fixed Income ▪ Innovative and differentiated techniques designed to support clients as they navigate each unique economic cycle Multi - Asset ▪ Provides a range of diversified core investment solutions with the aim of delivering attractive returns over the long term with lower levels of volatility Alternatives ▪ Investment solutions aimed at delivering specific outcomes tailored to meet the needs and constraints of clients

28 Capability Strategy AUM (US$bn) 30 Sep 22 US Mid Cap Growth 21.2 US Concentrated Growth 19.5 US Research Growth Equity 14.7 Global Life Sciences 11.1 US SMID Cap Growth 7.5 Absolute Return Income 8.0 Global Strategic Fixed Income 7.1 Australian Fixed Income 6.0 Core Plus Fixed Income 4.9 Sterling Buy & Maintain Credit 3.2 Balanced 37.9 UK Cautious Managed 0.9 Adaptive Portable Alpha 0.6 Protective Life Dynamic Allocation Series - Moderate 0.5 Global Adaptive Tail Risk Hedge 0.5 Absolute Return Equity 3.8 Global Commodities Enhanced Index 3.0 Multi Strategy 1.6 Europe Large Cap Long/Short 0.5 Concentrated Pan Europe Equity 0.3 Total 153.0 Equity Fixed Income Multi-Asset Alternatives LARGEST STRATEGIES BY CAPABILITY Note: Numbers may not cast due to rounding.

29 7.5 8.1 8.5 5.5 4.8 (10.1) (11.3) (12.3) (11.3) (8.9) (2.6) (3.2) (3.8) (5.8) (4.1) Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Equities (US$bn) 1 Annualised gross sales and redemption rates calculated as a percentage of beginning period AUM. QUARTERLY FLOWS BY CAPABILITY Equities and Fixed Income 4.7 5.6 6.0 4.9 4.4 (4.0) (5.5) (6.0) (8.2) (5.6) 0.7 0.1 - (3.3) (1.2) Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 (17%) (19%) (20%) (20%) (20%) Redemptions Sales Net sales / (redemptions) Annualised gross redemptions¹ 12% 14% 14% 10% 11% 23% 28% 31% 26% 27% (19%) (28%) (31%) (44%) (34%) Fixed Income (US$bn) Annualised gross sales¹

30 2.6 4.3 2.3 1.6 1.5 (1.8) (2.2) (4.5) (2.5) (1.7) 0.8 2.1 (2.2) (0.9) (0.2) Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Multi - Asset (US$bn) 1 Annualised gross sales and redemption rates calculated as a percentage of beginning period AUM. QUARTERLY FLOWS BY CAPABILITY Multi - Asset and Alternatives 1.1 1.2 0.9 4.4 0.7 (0.8) (1.2) (1.1) (2.2) (1.0) 0.3 - (0.2) 2.2 (0.3) Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 (14%) (16%) (31%) (18%) (15%) Redemptions Sales Net sales / (redemptions) Annualised gross redemptions¹ 20% 31% 16% 12% 13% 42% 44% 36% 169% 23% (30%) (43%) (42%) (85%) (34%) Alternatives (US$bn) Annualised gross sales¹

31 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Equities Fixed Income Multi-Asset Alternatives Total net flows by capability (US$bn) NET FLOWS BY CAPABILITY ¹ (2.8) 2.3 (1.2) (1.2) (0.8) (1.0) (6.2) (7.8) 1 Net flows across all time periods exclude Intech, the sale of which was completed 31 March 2022. (5.8)

INVESTMENT PERFORMANCE

% of AUM outperforming benchmark

	Q4 2021				Q1 2022				Q2 2022				Q3 2022			
Capability	**1yr**	**3yr**	**5yr**	**10yr**	**1yr**	**3yr**	**5yr**	**10yr**	**1yr**	**3yr**	**5yr**	**10yr**	**1yr**	**3yr**	**5yr**	**10yr**
Equities	39%	37%	68%	81%	32%	44%	61%	76%	41%	43%	47%	63%	42%	50%	51%	64%
Fixed Income	91%	96%	96%	98%	68%	97%	96%	99%	45%	79%	93%	99%	43%	76%	89%	90%
Multi-Asset	99%	96%	96%	97%	95%	96%	96%	99%	93%	95%	95%	99%	94%	96%	96%	99%
Alternatives	91%	100%	100%	100%	92%	100%	100%	100%	31%	100%	100%	100%	29%	100%	100%	100%
Total	58%	58%	78%	86%	50%	62%	74%	83%	50%	60%	65%	76%	50%	64%	67%	75%

Note: Outperformance is measured based on composite performance gross of fees vs primary benchmark, except where a strategy has no benchmark index or corresponding composite in which case the most relevant metric is used: (1) composite gross of fees vs zero for absolute return strategies, (2) fund net of fees vs primary index or (3) fund net of fees vs Morningstar peer group average or median.

Non-discretionary and separately managed account assets are included with a corresponding composite where applicable.

Cash management vehicles, ETF-enhanced beta strategies, Managed CDOs, Private Equity funds and custom non-discretionary accounts with no corresponding composite are excluded from the analysis.

Excluded assets represent 5% of AUM across all time periods. Capabilities defined by Janus Henderson.

Performance across all time periods excludes Intech, the sale of which was completed 31 March 2022.

Janus Henderson GROUP PLC

32

INVESTMENT PERFORMANCE

% of mutual fund AUM in top 2 Morningstar quartiles

	Q4 2021				Q1 2022				Q2 2022				Q3 2022			
Capability	**1yr**	**3yr**	**5yr**	**10yr**	**1yr**	**3yr**	**5yr**	**10yr**	**1yr**	**3yr**	**5yr**	**10yr**	**1yr**	**3yr**	**5yr**	**10yr**
Equities	54%	51%	52%	86%	53%	52%	68%	86%	56%	52%	71%	88%	61%	38%	71%	90%
Fixed Income	64%	81%	75%	70%	47%	85%	83%	83%	45%	68%	81%	84%	36%	61%	76%	85%
Multi-Asset	95%	93%	93%	94%	97%	92%	92%	99%	98%	95%	92%	96%	96%	92%	92%	96%
Alternatives	50%	34%	100%	100%	62%	30%	75%	100%	62%	95%	70%	100%	89%	95%	67%	100%
Total	63%	61%	64%	86%	61%	63%	75%	89%	63%	64%	76%	90%	66%	53%	76%	91%

Note: Includes Janus Investment Fund, Janus Aspen Series and Clayton Street Trust (US Trusts), Janus Henderson Capital Funds (Dublin based), Dublin and UK OEIC and Investment Trusts, Luxembourg SICAVs and Australian Managed Investment Schemes.

The top two Morningstar quartiles represent funds in the top half of their category based on total return. For the 1-, 3-, 5- and 10-year periods ending 30 September 2022, 54%, 53%, 60% and 68% of the 189, 179, 174 and 152 total mutual funds, respectively, were in the top 2 Morningstar quartiles.

Analysis based on 'primary' share class (Class I Shares, Institutional Shares or share class with longest history for US Trusts; Class A Shares or share class with longest history for Dublin based; primary share class as defined by Morningstar for other funds). Performance may vary by share class. Rankings may be based, in part, on the performance of a predecessor fund or share class and are calculated by Morningstar using a methodology that differs from that used by Janus Henderson. Methodology differences may have a material effect on the return and therefore the ranking. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

ETFs and funds not ranked by Morningstar are excluded from the analysis. Capabilities defined by Janus Henderson. © 2022 Morningstar, Inc. All Rights Reserved.

Performance across all time periods excludes Intech, the sale of which was completed 31 March 2022.

Janus Henderson GROUP PLC

33

34 INVESTMENT PERFORMANCE % of mutual fund AUM in top 2 Morningstar quartiles (continued) Group 24 38 22 23 44 45 37 40 45 46 51 52 60 56 60 51 38 23 41 43 17 19 27 13 19 29 26 24 26 33 30 40 63 61 63 66 61 63 64 53 64 75 76 76 86 89 90 91 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2021 Q1 2022 Q2 2022 Q3 2022 1 - year 3 - year 5 - year 10 - year Note: Full performance disclosures detailed on slide 33. Numbers may not cast due to rounding. Performance across all time periods excludes Intech, the sale of which was completed 31 March 2022. 2 nd quartile 1 st quartile

35 8 28 30 30 30 33 23 27 29 30 37 41 52 49 51 40 46 25 26 31 21 19 30 11 23 38 34 31 34 37 37 50 54 53 56 61 51 52 52 38 52 68 71 71 86 86 88 90 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2021 Q1 2022 Q2 2022 Q3 2022 INVESTMENT PERFORMANCE % of mutual fund AUM in top 2 Morningstar quartiles (continued) 2 nd quartile 1 st quartile 21 21 14 15 61 40 35 31 55 60 57 49 46 29 42 41 43 25 32 22 19 45 34 30 21 24 24 27 23 54 42 44 64 47 45 36 81 85 68 61 75 83 81 76 70 83 84 85 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2021 Q1 2022 Q2 2022 Q3 2022 1 - year 3 - year 5 - year 10 - year Note: Full performance disclosures detailed on slide 33. Numbers may not cast due to rounding. Fixed Income Equities 1 - year 3 - year 5 - year 10 - year

36 92 91 2 2 92 91 91 92 92 92 91 92 94 94 94 94 4 5 96 94 1 1 4 0 1 1 1 1 1 5 2 2 95 97 98 96 93 92 95 92 93 92 92 92 94 99 96 96 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2021 Q1 2022 Q2 2022 Q3 2022 2 6 16 44 8 25 7 12 64 61 56 52 71 71 89 57 48 56 46 45 26 4 88 83 36 15 15 14 29 29 11 43 50 62 62 89 34 30 95 95 100 75 70 67 100 100 100 100 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2021 Q1 2022 Q2 2022 Q3 2022 INVESTMENT PERFORMANCE % of mutual fund AUM in top 2 Morningstar quartiles (continued) Alternatives 2 nd quartile 1 st quartile 1 - year 3 - year 5 - year 10 - year Note: Full performance disclosures detailed on slide 33. Numbers may not cast due to rounding. Multi - Asset 1 - year 3 - year 5 - year 10 - year

US GAAP: STATEMENT OF INCOME

(US$m, except per share data or as noted)	3 months ended 30 Sep 22	30 Jun 22	30 Sep 21
Revenue			
Management fees	426.2	453.6	564.5
Performance fees	(13.2)	(3.4)	0.6
Shareowner servicing fees	54.0	56.3	67.6
Other revenue	45.9	49.0	54.7
Total revenue	**512.9**	**555.5**	**687.4**
Operating expenses			
Employee compensation and benefits	142.5	145.0	166.2
Long-term incentive plans	41.1	40.7	35.0
Distribution expenses	118.7	127.8	142.1
Investment administration	12.5	10.3	13.0
Marketing	5.6	7.8	7.5
General, administrative and occupancy	64.7	72.3	65.5
Depreciation and amortisation	7.1	7.7	9.8
Total operating expenses	**392.2**	**411.6**	**439.1**
Operating income	**120.7**	**143.9**	**248.3**
Interest expense	(3.1)	(3.2)	(3.2)
Investment gains (losses), net	11.0	(109.4)	4.7
Other non-operating income, net[1]	13.9	0.6	3.6
Income before taxes	**142.5**	**31.9**	**253.4**
Income tax provision	(27.9)	(36.7)	(53.3)
Net income (loss)	**114.6**	**(4.8)**	**200.1**
Net loss (income) attributable to noncontrolling interests	(7.0)	101.0	(3.3)
Net income attributable to JHG	**107.6**	**96.2**	**196.8**
Less: allocation of earnings to participating stock-based awards	(3.3)	(3.0)	(5.4)
Net income attributable to JHG common shareholders	**104.3**	**93.2**	**191.4**
Diluted weighted-average shares outstanding (m)	160.9	162.2	167.8
Diluted earnings per share (in US$)	**0.65**	**0.57**	**1.14**

[1] In the second quarter of 2022, we identified a US$2.3 million error related to the accounting of accumulated other comprehensive income associated with the liquidation of certain entities. Foreign currency translation in accumulated other comprehensive income related to liquidated entities should have been reclassified to other non-operating income (expense), net, on our consolidated statement of comprehensive income in 2020.

Janus Henderson
GROUP PLC

37

38 ALTERNATIVE PERFORMANCE MEASURES Reconciliation of adjusted financial measures Note: Reconciliation to be used in conjunction with slide 39. Footnotes included on slide 40. (US$m, except per share data) 30 Sep 22 30 Jun 22 30 Sep 21 Reconciliation of revenue to adjusted revenue Revenue 512.9 555.5 687.4 Management fees 1 (46.0) (50.9) (53.0) Shareowner servicing fees 1 (43.7) (46.9) (55.4) Other revenue 1 (29.0) (30.0) (33.7) Adjusted revenue 394.2 427.7 545.3 Reconciliation of operating expenses to adjusted operating expenses Operating expenses 392.2 411.6 439.1 Long-term incentive plans 2 (2.4) (3.6) 0.1 Distribution expenses 1 (118.7) (127.8) (142.1) General, administrative and occupancy 2 (1.7) (1.1) (2.9) Depreciation and amortisation 3 (0.6) (0.7) (1.9) Adjusted operating expenses 268.8 278.4 292.3 3 months ended

39 ALTERNATIVE PERFORMANCE MEASURES Reconciliation of adjusted financial measures (continued) Note: Reconciliation to be used in conjunction with slide 38. Footnotes included on slide 40. (US$m, except per share data) 30 Sep 22 30 Jun 22 30 Sep 21 Reconciliation of net income attributable to JHG to adjusted net income attributable to JHG Net income attributable to JHG 107.6 96.2 196.8 Long-term incentive plans 2 2.4 3.6 (0.1) General, administrative and occupancy 2 1.7 1.1 2.9 Depreciation and amortisation 3 0.6 0.7 1.9 Other non-operating income (expense), net 4 (10.3) 3.0 (1.6) Income tax benefit (provision) 5 (0.9) 0.3 (0.4) Adjusted net income attributable to JHG 101.1 104.9 199.5 Diluted earnings per share (in US$) 0.65 0.57 1.14 Adjusted diluted earnings per share (in US$) 0.61 0.63 1.16 3 months ended

40 ALTERNATIVE PERFORMANCE MEASURES Footnotes to reconciliation of adjusted financial measures 1 JHG contracts with third - party intermediaries to distribute and service certain of its investment products .. Fees for distribution and servicing related activities are either provided for separately in an investment product’s prospectus or are part of the management fee .. Under both arrangements, the fees are collected by JHG and passed through to third - party intermediaries who are responsible for performing the applicable services .. The majority of distribution and servicing fees collected by JHG are passed through to third - party intermediaries .. JHG management believes that the deduction of distribution and service fees from revenue in the computation of adjusted revenue reflects the pass - through nature of these revenues .. In certain arrangements, JHG performs the distribution and servicing activities and retains the applicable fees .. Revenues for distribution and servicing activities performed by JHG are not deducted from GAAP revenue .. 2 Adjustments for the three months ended 30 September 2022 and 30 June 2022 consist primarily of long - term incentive plan expense acceleration related to the departure of certain employees and rent expense for subleased office space .. Adjustments for the three months ended 30 September 2021 consist primarily of rent expense for subleased office space .. JHG management believes these costs do not represent our ongoing operations .. 3 Investment management contracts have been identified as a separately identifiable intangible asset arising on the acquisition of subsidiaries and businesses .. Such contracts are recognised at the net present value of the expected future cash flows arising from the contracts at the date of acquisition .. For segregated mandate contracts, the intangible asset is amortised on a straight - line basis over the expected life of the contracts .. JHG management believes these non - cash and acquisition - related costs are not representative of the ongoing operations of the Group .. 4 Adjustments for the three months ended 30 September 2022 and 30 June 2022 primarily relate to accumulated foreign currency translation expense related to liquidated JHG entities and rental income from subleased office space .. Adjustments for the three months ended 30 September 2021 consist primarily of rental income from subleased office space .. JHG management believes these costs are not representative of our ongoing operations .. 5 The tax impact of the adjustments is calculated based on the applicable US or foreign statutory tax rate as it relates to each adjustment .. Certain adjustments are either not taxable or not tax - deductible ..

41 CAPITAL MANAGEMENT Note: JHG purchases shares on market for the annual share grants associated with variable compensation, which is not included i n the above share repurchases. Numbers may not cast due to rounding. 1 Total shares outstanding reflect amounts disclosed on Forms 10 - Q or 10 - K for each respective quarter. 2 Cumulative decrease from commencement of buyback programme in Q3 2018. Continued commitment to return of capital Dividend paid / share (US$) 0.36 0.36 0.38 0.38 0.38 0.38 0.39 0.39 Shares repurchased (m) 1.0 8.1 0.0 1.8 1.5 1.3 2.1 0.0 Total shares outstanding 1 (m) 180.4 172.3 172.3 170.6 169.0 167.8 165.7 165.7 Cumulative decrease in shares 2 10.0% 14.0% 14.0% 14.9% 15.6% 16.3% 17.3% 17.3% Q4 2020 to Q3 2022 quarterly capital return (US$m) 64.8 61.7 64.8 64.5 64.3 65.5 27.4 230.2 75.0 66.9 43.3 55.6 92.2 291.9 65.0 139.8 131.4 107.6 121.1 64.7 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Dividends Share repurchases

42 PERFORMANCE FEES Note: Performance fees include prior quarter accrual true - ups. 1 AUM data present US mutual fund AUM subject to performance fees as at 30 September 2022. Janus Investment Funds and Janus Asp en Series Portfolios are counted as distinct and separate funds. Q3 2022 (US$m) Q2 2022 (US$m) Q3 2021 (US$m) AUM generating Q3 2022 pfees (US$bn) # of funds generating Q3 2022 pfees Frequency Timing SICAVs 0.8 1.2 1.0 2.8 2 17 annually; 3 quarterly 17 at June; 3 on quarters UK OEICs and unit trusts – 0.1 – – – annually various Offshore absolute return and other funds 0.1 4.7 1.1 – – quarterly / annually various Segregated mandates 2.5 (0.4) – 0.2 3 quarterly / annually various Investment trusts 0.3 6.4 – – – annually various US mutual funds 1 (16.9) (15.4) (1.5) 42.9 15 monthly monthly Total (13.2) (3.4) 0.6 45.9 20

43 US MUTUAL FUNDS WITH PERFORMANCE FEES Note: Numbers may not cast due to rounding. 1 The funds listed have a performance - based investment advisory fee that adjusts up or down based on performance relative to a ben chmark over 36 - month rolling periods. Please see the funds’ Statements of Additional Information for more details and benchmark information. 2 Adjustment of ± 15 bps assumes constant assets and could be higher or lower depending on asset fluctuations. 3 Until 1 August 2022, the Fund’s performance during the portion of the performance measurement period prior to 1 August 2019 w as compared to the Fund's former benchmark, the Russell 3000 ® Value Index. Mutual funds with performance fees¹ AUM 30 Sep 22 (US$m) Benchmark Base fee Performance fee 2 Performance cap/(floor) vs benchmark Q3 2022 P&L impact (US$’000) Forty Fund and Portfolio 14,314 Russell 1000 ® Growth Index 0.64% ± 15 bps ± 8.50% (6,989) Research Fund and Portfolio 14,160 Russell 1000 ® Growth Index 0.64% ± 15 bps ± 5.00% (6,776) Contrarian Fund 3,878 S&P 500 ® Index 0.64% ± 15 bps ± 7.00% (1,202) Global Research Fund and Portfolio 3,129 MSCI World Index SM 0.60% ± 15 bps ± 6.00% (634) Small Cap Value Fund 2,496 Russell 2000 ® Value Index 0.72% ± 15 bps ± 5.50% (1,300) Overseas Fund and Portfolio 2,197 MSCI All Country World ex - U.S. Index SM 0.64% ± 15 bps ± 7.00% 814 Mid Cap Value Fund and Portfolio 2,035 Russell Midcap ® Value Index 0.64% ± 15 bps ± 4.00% (1,059) Global Real Estate Fund 610 FTSE EPRA / NAREIT Global Index 0.75% ± 15 bps ± 4.00% 264 Small - Mid Cap Value Fund 3 84 Russell 2500 TM Value Index 0.70% ± 15 bps ± 5.00% (37) Asia Equity Fund 16 MSCI All Country Asia ex - Japan Index SM 0.92% ± 15 bps ± 7.00% (13) Total 42,919 (16,932)

44 LONG - TERM INCENTIVE COMPENSATION Note: Annual grants generally vest over three and four years. Assumed no forfeitures in future periods. Assumed no change in fut ure values related to market or currency, which would impact expense related to cash - based awards (MFSAs, DIP and DEP funds) and social security expense upon ve sting. 1 Includes retention and recruiting awards; other subsidiary grants and social security expense. Social security expense is est ima ted based on amount of existing awards expected to vest in that year. Estimated future long - term incentive compensation amortisation (US$ m) Amount remaining to expense 2022 2023 2024 2025 2026 2019 annual grant 2 2 – – – – 2020 annual grant 14 12 2 – – – 2021 annual grant 60 40 17 3 – – 2022 annual grant 175 87 58 25 4 1 Other 1 43 13 14 9 5 2 Total long - term incentive compensation 294 154 91 37 9 3

45 CONTACTS Investor enquiries Jim Kurtz Head of Investor Relations +1 303 336 4529 jim.kurtz@janushenderson.com Investor Relations investor.relations@janushenderson.com Media enquiries Stephen Sobey +44 (0)20 7818 2523 stephen.sobey@janushenderson.com

Contact us
201 Bishopsgate London EC2M 3AE United Kingdom
www.janushenderson.com

Janus Henderson
GROUP PLC

Past performance is no guarantee of future results. Investing involves risk, including the possible loss of principal and fluctuation of value.

Forward-looking information

This presentation includes statements concerning potential future events involving Janus Henderson Group plc that could differ materially from the events that actually occur. The differences could be caused by a number of factors, including, but not limited to, recent changes in interest rates and inflation, volatility, or disruption in financial markets, our investment performance as compared to third-party benchmarks or competitive products, redemptions and other withdrawals from the funds and accounts we manage, and other factors identified in Janus Henderson Group's Annual Report on Form 10-K for the fiscal year ended 31 December 2021 and the Company's other filings and furnishings with the Securities and Exchange Commission (Commission File No. 001-38103), including those that appear under headings such as 'Risk Factors' and 'Management's Discussion and Analysis of Financial Condition and Results of Operations'. Many of these factors are beyond the control of the Company and its management. Any forward-looking statements contained in this presentation are as of the date on which such statements were made. The Company assumes no duty to update them, even if experience, unexpected events, or future changes make it clear that any projected results expressed or implied therein will not be realised. Annualised, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results.

No public offer

The information, statements and opinions contained in this presentation do not constitute a public offer under any applicable legislation or an offer to sell or solicitation of any offer to buy any securities or financial instruments or any advice or recommendation with respect to such securities or other financial instruments.

Not all products or services are available in all jurisdictions. Various account minimums or other eligibility qualifications apply depending on the investment strategy, vehicle or investor jurisdiction. Mutual funds in the US distributed by Janus Henderson Distributors US LLC.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a US fund prospectus or, if available, a summary prospectus containing this and other information, please contact your investment professional or call 800.668.0434. Read it carefully before you invest or send money.

Janus Henderson is a trademark of Janus Henderson Group plc. © Janus Henderson Group plc.